Exhibit 10.1

SIXTH AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT

THIS SIXTH AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT (the “Amendment”) is made and entered effective as of April 21, 2005 (the “Sixth Amendment Effective Date” by and between The Pantry, Inc., a Delaware corporation (“Pantry”) and McLane Company, Inc., a Texas corporation, d/b/a McLane Grocery Distribution (“McLane”).

WHEREAS, Pantry, Lil’ Champ Food Stores, Inc., a Florida corporation (“Lil’ Champ”), and McLane entered into (i) a Distribution Service Agreement effective as of October 10, 1999, (ii) a First Amendment to Distribution Service Agreement effective as of June 28, 2001 (“First Amendment”), (iii) a Second Amendment to Distribution Service Agreement effective as of September 8, 2001 (“Second Amendment”), and (iv) a Third Amendment to Distribution Service Agreement effective as of October 5, 2002 (“Third Amendment”); and Pantry (on behalf of itself and as successor-in-interest to all rights and obligations of Lil’ Champ) and McLane entered into (x) a Fourth Amendment to Distribution Service Agreement effective as of October 16, 2003 (“Fourth Amendment”), and (y) a Fifth Amendment to Distribution Service Agreement effective as of April 1, 2004 (“Fifth Amendment”) (the October 10, 1999 Distribution Service Agreement, together with the First Amendment, Second Amendment, Third Amendment, October Fourth Amendment, and Fifth Amendment are hereinafter referred to collectively as the “Service Agreement”); and

WHEREAS, Pantry and McLane desire to further amend the Service Agreement;

NOW, THEREFORE, for and in consideration of the promises, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. Pantry and McLane do hereby agree as follows:

1.    Defined Terms. Capitalized terms not specifically defined in this Amendment shall have the meaning ascribed to them in the Service Agreement.

2.    Amendment of Section 4.1. The first sentence of Section 4.1 of the Service Agreement is hereby amended to read in its entirety as follows:

“This Agreement shall, unless earlier terminated in accordance with the terms of this Agreement, continue until April 21, 2010.”

3.    Addition of New Section 3.6. Section 9 of the Third Amendment (as amended by Section 5 of the Fourth Amendment) is hereby terminated. A new Section 3.6 is hereby added to the Service Agreement to read in its entirety as follows:

“3.6    Service Allowance.

(a)    Within 10 days after the Sixth Amendment Effective Date, McLane shall pay to Company an amount of $[***] $([***]) per Store per year, for 5 years, for those 55 “Cowboys” Stores acquired by Company from D&D Oil Co. Inc.). Such amount shall be amortized over the 60-month period immediately following the Sixth Amendment Effective Date using the straight-line method of amortization.

(b)    As to all other Stores, (i) within 10 days following the Sixth Amendment Effective Date, McLane shall pay to Company an amount of $[***] per Store, and on 7/10/05, McLane shall pay $[***] to the Company, and (ii) on October 16, 2005 and each anniversary thereof, McLane shall pay to Company an amount of $[***] per store (such amount to be equitably reduced based on prior prepayments by McLane to the Company), with any such amounts prorated for any partial year then remaining in the term of this Agreement. All amounts paid under this Section 3.6(b) shall be amortized over the 12-month period immediately following the date paid, using the straight-line method of amortization.”

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(c)    As to all amounts paid and amortized under this Section 3.6, any unamortized amount relating to a store Company sells, closes or otherwise ceases to operate shall be repaid to McLane within 10 days after the end of the McLane accounting quarter in which such sale, closure or cessation of operation occurs through an equitable adjustment made by McLane to any amounts that may be owing by McLane to Company at the end of such McLane accounting quarter. If the unamortized amount to be repaid to McLane at the end of such accounting quarter is greater than the amount that is owed by McLane to Company, the remaining adjustment will be made at the end of subsequent McLane accounting quarters until the full unamortized amount is repaid by Company to McLane.”

4.    Amendment of Exhibit A.

(a)     Exhibit A of the Service Agreement is hereby amended to (i) terminate the per-carton rebate amounts as to Georgia and provide the following new total amounts, and (ii) add the following new total amounts as to Alabama. These new rates become effective 4/21/05:

STATE	TYPE	REBATE
ALABAMA	Branded	$ [***]
	Generic	$ [***]
	Value	$ [***]
GEORGIA	Branded	$ [***]
	Generic	$ [***]
	Value	$ [***]

Section 2 of the Second Amendment, Section 7 of the Third Amendment, and Section 4 of the Fourth Amendment shall, as to all Stores in Georgia and Alabama, terminate and have no further applicability; and the foregoing provisions are hereby deemed amended to provide to that effect.

(b)    The Service Charge provided for in Exhibit A of the Service Agreement is hereby amended to be an amount of $[***] per Store, per week.

5.    No Other Modifications. Except as specifically modified by this Amendment, all terms and conditions of the Service Agreement shall remain fully applicable and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above, to be effective as of the Sixth Amendment Effective Date.

THE PANTRY, INC.

By:	/s/ DAVID M. ZABORSKI
Printed Name:	David M. Zaborski
Title:	VP
Date:	4/15/05

McLANE COMPANY, INC. d/b/a McLANE GROCERY DISTRIBUTION

By:	/s/ PETER LEAVITT
Printed Name:	Peter Leavitt
Title:	V.P. Sales—Convenience
Date:	4/18/05

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